UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2011

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Item 8.01.  Other Events

As noted previously on the Current Report on Form 8-K of Accuray Incorporated (“Accuray”) dated March 6, 2011 (filed March 7, 2011), Accuray entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated March 6, 2011, with TomoTherapy Incorporated, a Wisconsin corporation (“TomoTherapy”), and Jaguar Acquisition, Inc., a Wisconsin corporation and wholly owned subsidiary of Accuray (“Merger Sub”).  Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of certain closing conditions, Merger Sub will merge with and into TomoTherapy, with TomoTherapy surviving as a wholly owned subsidiary of Accuray (the “Merger”).

On May 9, 2011, Accuray issued a press release announcing that the U.S. Securities and Exchange Commission has declared effective the company’s Registration Statement on Form S-4 relating to the Merger.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K, including the Exhibit hereto, may contain certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry and the transaction between Accuray and TomoTherapy.  Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K and the Exhibit hereto, including the expected timetable for the transaction between Accuray and TomoTherapy and the impact of the proposed transaction, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or managements’ good faith belief as of that time with respect to future events.  You should not put undue reliance on any forward-looking statements.  Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include:  the satisfaction of closing conditions for the transaction between Accuray and TomoTherapy; market conditions; the effect of the announcement of the transaction on Accuray’s and TomoTherapy’s respective businesses; the impact of any failure to complete the transaction; the risk that Accuray and TomoTherapy will not realize the anticipated benefits of the transaction; the potential inability to successfully operate or integrate TomoTherapy’s business; general industry and economic conditions; and other factors beyond the companies’ control and the risk factors and other cautionary statements described in Accuray’s and TomoTherapy’s filings with the SEC.  Please refer to the Risk Factors section of Accuray’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2010 as updated in our Form 10-Q to be filed on or before May 10, 2011, the Risk Factors set forth in TomoTherapy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, and the Risk Factors set forth in Accuray’s Registration Statement on Form S-4, filed with the SEC on April 7, 2011 and as amended on May 5, 2011 and May 9, 2011, for a further list and description of additional business risks, uncertainties, and other factors that may affect these statements.  Neither Accuray nor TomoTherapy intends to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

Important Additional Information

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to purchase, shares of common stock of Accuray, nor does it constitute an offer to purchase, or a solicitation of an offer to sell, shares of common stock of TomoTherapy.  In connection with the proposed merger, Accuray and TomoTherapy filed a definitive proxy statement/prospectus with the SEC on May 9, 2011.  This Current Report on Form 8-K is not a substitute for the definitive proxy statement/prospectus. The definitive proxy statement of TomoTherapy and the prospectus of Accuray will be mailed to the shareholders of TomoTherapy beginning on or about May 9, 2011.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION, INVESTORS AND SHAREHOLDERS OF TOMOTHERAPY ARE URGED TO READ THE PROXY STATEMENT, REGISTRATION STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ACCURAY, TOMOTHERAPY AND THE PROPOSED TRANSACTION.  The proxy statement/prospectus, registration statement and other relevant materials, and any other documents filed by TomoTherapy or Accuray with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov; by contacting Accuray’s Investor Relations Department by email at trathjen@accuray.com, by phone at 408.789.4458 or by mail at 1310 Chesapeake Terrace, Sunnyvale, CA 94089, USA; or by contacting TomoTherapy’s Investor Relations Department by email at tpowell@tomotherapy.com by phone at 608.824.2800 or by mail at 1240 Deming Way, Madison, WI 53717-1954 USA.

Item 9.01.  Financial Statements and Exhibits

Number	Description
99.1	Press Release issued May 9, 2011, titled “SEC Declares Accuray Form S-4 Registration Statement Effective in Proposed Acquisition of TomoTherapy.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACCURAY INCORPORATED

	By:	/s/ Darren J. Milliken
Darren J. Milliken
Date: May 9, 2011	Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Number	Description
99.1	Press Release issued May 9, 2011, titled “SEC Declares Accuray Form S-4 Registration Statement Effective in Proposed Acquisition of TomoTherapy.”